UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 11, 2007
Date of Report (Date of earliest event reported)

Avantogen Oncology, Inc.
(Exact name of registrant as specified in its charter)

Nevada	33-55254-28	87-0438641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2121 Avenue of the Stars, Suite 2550, Los Angeles, California 90067
(Address of Principal Executive Offices) (Zip Code)

310-277-2077
(Registrant’s telephone number, including area code)

_______________________N/A_______________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under theExchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under theExchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2007, Angela Bronow Davanzo resigned as registrant’s Chief Financial Officer. At the same time Michael Hillmeyer, a member of registrant’s Board of Directors and a director of Avantogen Limited, registrant’s largest shareholder, was appointed as registrant’s Chief Financial Officer. Mr. Hillmeyer is the founder and managing director of Atina Group International Ltd., an advisory boutique that provides strategic, financial and operational advice to firms in the health care and information technology industries. In 2004 and 2005, Mr. Hillmeyer was corporate strategist for Regenera Ltd., a listed biotech firm in Australia. Prior thereto, he was an equity research analyst in the Corporate Strategy and Research division of Merrill Lynch in New York and Boston for over five (5) years, where his final title was Vice President.

On July 11, 2007, Dr. William Ardrey, registrant’s President and Chief Executive Officer, and Michael Hillmeyer, registrant’s Secretary, Treasurer and Chief Financial Officer, entered into Employment Agreements dated as of July 1, 2007 with registrant (the “Employment Agreements”). Pursuant to the Employment Agreements, each of Dr. Ardrey and Mr. Hillmeyer agreed to serve in those capacities on an interim and part-time basis (approximating 30 hours per month) and to accept as payment in full for their services a base salary of $2,000 per month for each individual.

The Employment Agreements with each of Dr. Ardrey and Mr. Hillmeyer are filed as Exhibits 10.1 and 10.2 to this Form 8-K and are incorporated into this Item 5.02 by reference. The foregoing descriptions of such agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report:

10.1 Employment Agreement dated as of July 1, 2007 between registrant and William Ardrey.

10.2 Employment Agreement dated as of July 1, 2007 between registrant and Michael Hillmeyer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avantogen Oncology, Inc.

By: /s/ Michael Hillmeyer
-----------------------------------
Michael Hillmeyer
Chief Financial Officer

Date: July 17, 2007

EXHIBIT INDEX

10.1 Employment Agreement dated as of July 1, 2007 between registrant and William Ardrey.

10.2 Employment Agreement dated as of July 1, 2007 between registrant and Michael Hillmeyer.